UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2008 (April 2, 2008)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2008, Vineyard National Bancorp (the “Company”) filed a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission with regard to its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”), indicating that the Company would not be able to timely file the Form 10-K.

On April 2, 2008, the Company received a NASDAQ Staff Determination letter notifying the Company that its failure to timely file the Form 10-K constitutes a failure to satisfy the filing requirement for continued listing under NASDAQ Marketplace Rule 4310(c)(14) and, therefore, trading in the Company’s securities is subject to suspension and delisting unless the Company requests an appeal of the determination.  The Company intends to file an appeal and request a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) to review the determination.  The hearing request will stay the suspension of trading and delisting of the Company’s securities on The NASDAQ Global Select Market pending the issuance of the Panel’s decision.  However, there can be no assurance that the Panel will reverse the NASDAQ Staff Determination at the appeal hearing.  The Company’s common stock is listed on The NASDAQ Global Select Market.

On April 2, 2008, the Company received a letter from The American Stock Exchange (“AMEX”) advising the Company that its failure to timely file the Form 10-K constitutes a failure to satisfy the requirements of Sections 134 and 1101 of the AMEX Company Guide and is a material violation of the Company’s listing agreement and, therefore, trading in the Company’s securities is subject to suspension and delisting unless the Company submits a plan (“Plan”) to AMEX advising AMEX of action it has taken, or will take, that would bring the Company into compliance with Sections 134 and 1101 of the AMEX Company Guide.  The Company intends to submit to AMEX a Plan to bring the Company into compliance with Sections 134 and 1101 of the AMEX Company Guide.  If the AMEX Listings Qualifications Department accepts the Company’s Plan, the Company will remain listed during the period of the Plan, during which time the Company will be subject to periodic review to determine whether the Company is making progress consistent with the Plan.  If the AMEX Listings Qualifications Department does not accept the Plan, the Company will be subject to delisting proceedings.  The Company’s 7.5% Series D Noncumulative Preferred Stock is listed on AMEX.

A copy of the press release issued by the Company announcing receipt of the NASDAQ Staff Determination letter and the AMEX letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Vineyard National Bancorp dated April 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 7, 2008	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Vineyard National Bancorp dated April 7, 2008.